NEWS RELEASE

             April  8, 2011

OTC:QB WSHE

    For Immediate Release

E-DEBIT GLOBAL CORPORATION COMMENCES

DISCUSSION WITH ATTICUS FINANCIAL GROUP

TO ROLL OUT NATIONAL LEASING PROGRAM

Calgary, Alberta – E-Debit Global Corporation ("E-Debit", "the Company") (OTC:QB Code : WSHE) and its wholly owned subsidiary Cash Direct Financial Services Ltd. (“Cash Direct”) has commenced discussion with Vancouver based Atticus Financial Group (“Atticus”) to expand and  roll out a National Leasing program focusing on privately owned Canadian banking sector equipment particularly Automated Bank Machines and Point of Sale Terminals.

Overview

“Currently Cash Direct has been focusing on leasing opportunities related to our own ATM and POS estate potential.  If our discussions with Atticus or others with a similar presence within the Canadian Leasing industry are successful, we believe our opportunities within this business space to be very significant especially when integrated with our “Switching” capabilities” advised E-Debit Chief Executive Doug Mac Donald.

“We have commenced our leasing operations with Cash Direct in conjunction  with our product suppliers through our current distribution network but look forward to expanding our marketplace opportunities by partnering with those experienced within the Leasing Industry such as Atticus.”  Mac Donald stated.

About E-Debit Global Corporation

E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

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CAPITALIZATION: 500,000,000 COMMON SHARES WITH NO PAR VALUE

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SHARES ISSUED: Common – 92,324,344

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  : Voting Preferred - 70,855,900

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For further details, please refer to WSHE website

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WSHE Symbol OTCQB

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Transfer Agent: Holladay Stock Transfer Inc.

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2939 North 67th Place

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Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation

Telephone: 1 (403) 473-8795

e-mail: edebitglobal

Website of edebitglobal